                                                                 EXHIBIT e(1)(d)

                                 AMENDMENT NO. 3
                        TO THE THIRD AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                         AIM INVESTMENT SECURITIES FUNDS

         (APPLICABLE TO CLASS A SHARES, CLASS C SHARES, CLASS R SHARES,
             AIM CASH RESERVE SHARES AND INSTITUTIONAL CLASS SHARES)
                                       AND
                            A I M DISTRIBUTORS, INC.

        The Third Amended and Restated Master Distribution Agreement (the "Agreement"), dated November 28, 2000, by and between AIM Investment Securities Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

        1. Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           THIRD AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS

        CLASS A SHARES
        --------------
        AIM High Yield Fund
        AIM High Yield Fund II
        AIM Income Fund
        AIM Intermediate Government Fund
        AIM Limited Maturity Treasury Fund
        AIM Municipal Bond Fund
        AIM Total Return Bond Fund

        CLASS C SHARES
        --------------
        AIM High Yield Fund
        AIM High Yield Fund II
        AIM Income Fund
        AIM Intermediate Government Fund
        AIM Money Market Fund
        AIM Municipal Bond Fund
        AIM Short Term Bond Fund
        AIM Total Return Bond Fund

        CLASS R SHARES
        --------------
        AIM Income Fund
        AIM Intermediate Government Fund
        AIM Money Market Fund

        AIM CASH RESERVE SHARES
        -----------------------
        AIM Money Market Fund

        INSTITUTIONAL CLASS SHARES
        --------------------------
        AIM Limited Maturity Treasury Fund"

        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: August 29, 2002

                                               AIM INVESTMENT SECURITIES FUNDS

Attest: /s/ LISA A. MOSS                       By: /s/ ROBERT H. GRAHAM
       ------------------------------             -----------------------------
        Assistant Secretary                        Robert H. Graham
                                                   President



                                               A I M DISTRIBUTORS, INC.

Attest: /s/ LISA A. MOSS                       By: /s/ MICHAEL J. CEMO
       ------------------------------             -----------------------------
        Assistant Secretary                        Michael J. Cemo
                                                   President


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